UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Laird Superfood, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

MESSAGE FROM OUR CHAIRMAN

Dear Stockholder:

We are pleased to invite you to join us for the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Laird Superfood, Inc., to be held on June 27, 2024 at 10:00 a.m. Pacific Time, virtually over the internet at www.virtualshareholdermeeting.com/LSF2024, during which time you will be able to vote your shares electronically and submit questions.

At the Annual Meeting, we are asking our stockholders to elect the seven nominees named in the attached proxy statement  all of whom are our current directors. You will find detailed information beginning on page 10 of the proxy statement about the qualifications of our directors and why we believe they are the right people to represent your interests. Our Board of Directors is committed to governance practices that are appropriately tailored to our business and to helping us deliver on our commitment to our mission, customers, and stakeholders.

In addition, we are asking stockholders to approve an amendment to our 2020 Omnibus Stock Incentive Plan (the “Incentive Plan”) to increase the number of shares authorized for issuance pursuant to the Incentive Plan and to extend the term of the Incentive Plan.

Finally, as discussed beginning on page 34 of the proxy statement, we are also asking stockholders to ratify our Audit Committee’s selection of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2024.

Your vote is very important, regardless of the number of shares of common stock you own. To vote your shares of common stock, please refer to the instructions included on the enclosed proxy card. If your shares are held in the name of a broker, trust, bank or other nominee and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the meeting. On behalf of the Board of Directors, I urge you to follow the instructions provided to you and vote your shares today, even if you plan to attend the virtual meeting.

On behalf of the Board of Directors and the Laird Superfood team, I would like to thank you for your continued support. We look forward to your participation at the Annual Meeting.

Sincerely,

Geoffrey T. Barker

Chairman of the Board

May 15, 2024

Laird Superfood, Inc.

5303 Spine Road, Suite 204,

Boulder, Colorado 80301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 27, 2024

Date:	June 27, 2024	Record Date:	May 3, 2024
Time:	10:00 AM PT	Attendance:	www.virtualshareholdermeeting.com/LSF2024

To the Stockholders of Laird Superfood, Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Laird Superfood, Inc. (the “Company,” “we,” “us,” or “our”) will be held on June 27, 2024 at 10:00 a.m. Pacific Time as a virtual meeting held entirely over the Internet.

You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions online by visiting www.proxyvote.com and entering the 16-digit control number included in the notice containing instructions on how to access Annual Meeting materials, your proxy card (the “Proxy Card”), or the voting instructions that accompanied the proxy materials (the “Proxy Materials”).

At the Annual Meeting, stockholders will consider and act on the following items:

1.	to elect as directors the seven nominees named in the accompanying Proxy Statement to a term of one year each, or until their successors have been elected and qualified;
2.

to approve an amendment to our 2020 Omnibus Stock Incentive Plan (the “Incentive Plan”) to increase the number of shares authorized for issuance pursuant to the Incentive Plan and to extend the term of the Incentive Plan;

3.	to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and
4.	to transact any other business that may properly come before the Annual Meeting or any adjournments, postponements or recesses thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Company’s Board of Directors has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal.

The Company’s Board of Directors recommends that at the Annual Meeting you vote “FOR” each of the director nominees in proposal 1 and “FOR” proposals 2 and 3.

The Board of Directors has fixed 5:00 p.m., Mountain Time, on May 3, 2024 as the record date (the “Record Date”). Only holders of shares of common stock of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s), adjournment(s) or rescess(es) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the headquarters of the Company during regular business hours for a period of 10 calendar days before the Annual Meeting and will be open to the examination of any stockholder during the whole time of the Annual Meeting. If you would like to review the list, please contact our Investor Relations department by emailing investors@lairdsuperfood.com.

We are pleased to utilize the Securities and Exchange Commission (“SEC”) rules that allow us to furnish our proxy materials, consisting of the notice of annual meeting, the proxy statement, a proxy card, and our 2023 Annual Report via the Internet. We expect to make available to stockholders as of the Record Date a notice with instructions on how to access our Annual Meeting materials and vote via the Internet, or by mail or telephone on about May 17, 2024. The notice will also contain instructions on how to request a paper copy of our proxy materials and our 2023 Annual Report. This process allows us to provide our stockholders with the information they need on a timelier basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON June 27, 2024:

Our Proxy Statement and 2023 Annual Report are available at:

http://www.proxyvote.com

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your stock is registered in your name, even if you plan to attend the Annual Meeting online, we request that you vote your shares in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your stock will be represented at the Annual Meeting.

If your stock is held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the Annual Meeting.

Whether or not you expect to participate in the Annual Meeting, the Board of Directors encourages you to review the accompanying proxy statement for information relating to each of the proposals and to cast your vote promptly.

By Order of the Board of Directors,

Jason Vieth

Chief Executive Officer and Director

Laird Superfood, Inc.

5303 Spine Road, Suite 204

Boulder, Colorado 80301

(541) 588-3600

_____________________

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 27, 2024

_____________________

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Laird Superfood, Inc., a Nevada corporation (the “Company”), to be voted at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on June 27, 2024, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s), postponement(s) or recess(es) of the Annual Meeting. This proxy statement (this “Proxy Statement”) and accompanying form of proxy are expected to be first sent or given to stockholders on or about May 15, 2024.

The executive offices of the Company are located at, and the mailing address of the Company is, 5303 Spine Road, Suite 204, Boulder, Colorado 80301. Unless the context otherwise indicates, references to “Laird Superfood,” “we,” “our,” “us” and the “Company” refer to Laird Superfood, Inc. and its subsidiary on a consolidated basis.

_____________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON JUNE 27, 2024:

Our Proxy Statement and 2023 Annual Report are available at:

www.proxyvote.com

PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this Proxy Statement. This summary does not include all information necessary to make a voting decision and you should read this Proxy Statement in its entirety before casting your vote.

Laird Superfood at a Glance

Laird Superfood creates award-winning, plant-based superfood products that are both delicious and functional. Known for our highly popular coffee creamers, hydration products, supplements, roasted and instant coffees, teas, hot chocolate, and harvest snacks, our products are designed to enhance your daily ritual and keep you fueled naturally throughout the day. We were co-founded in 2015 by the world’s most prolific big-wave surfer, Laird Hamilton. Our offerings are environmentally conscientious, responsibly tested, and made with real ingredients.

2023 Business Highlights

Redomestication

On December 31, 2023 (the “Effective Date”), we changed our state of incorporation from the state of Delaware to the state of Nevada (the “Redomestication”) by means of a plan of conversion, as described in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 10, 2023.

As of the Effective Date:

●	our domicile changed from the state of Delaware to the state of Nevada; and
●	the affairs of the Company ceased to be governed by the Delaware General Corporation Law and the Company’s then existing certificate of incorporation and bylaws, and instead became governed by the Nevada Revised Statutes and the Company’s new articles of incorporation (the “Charter”) and bylaws (the “Bylaws”).

The Redomestication was previously submitted to a vote of, and was approved by, the Company's stockholders at our Annual Meeting of Stockholders held on December 19, 2023. The Redomestication did not result in any change in the business, physical location, management, assets, liabilities, or net worth of the Company, nor did it result in any change in location of the Company’s current employees, including management. The Redomestication did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company after the Redomestication. The daily business operations of the Company has continued as they have been conducted prior to the Redomestication. The consolidated financial condition and results of operations of the Company immediately after consummation of the Redomestication remains the same as immediately before the Redomestication.

Achieved a “Financial Trifecta”

During the fourth quarter of 2023, the Company accomplished a financial trifecta: positive sales growth, positive profitability, and positive cash flow, the latter two of which were the first in the Company’s history while trading as a public entity. These results represent an important milestone in what has been a steady path of improvement.

Overview of Proposals

Proposals	Board Vote Recommendation	Page
1. To elect seven director nominees	FOR each nominee	10
2. To approve an amendment to our 2020 Omnibus Stock Incentive Plan (the “Incentive Plan”) to increase the number of shares authorized for issuance pursuant to the Incentive Plan and to extend the term of the Incentive Plan.	FOR	30
3. To ratify appointment of Moss Adams LLP as our independent registered public accounting firm for fiscal 2024.	FOR	36

Proposal No. 1: Director Nominee Election

We are asking you to vote for the election of Geoffrey T. Barker, Maile Naylor, Patrick Gaston, Greg Graves, Laird Hamilton, Grant LaMontagne, and Jason Vieth (collectively, the “Director Nominees”), as directors, each to serve a one-year term expiring at our 2025 Annual Meeting of Stockholders. Our Board currently consists of seven members and is unclassified.

Proposal No. 2: Approval of Incentive Plan Amendment

We are also asking you to approve an amendment to the Incentive Plan to (i) increase the aggregate number of shares that may be issued under the Incentive Plan from 2,463,258 shares to 4,000,000 shares, (ii)  extend the term of the Incentive Plan to May 7, 2034, and (iii) modify the Incentive Plan’s “evergreen” provision, by extending such provision an additional four years so that the last increase pursuant to the evergreen will be made on January 1, 2034, rather than January 1, 2030.

Proposal No. 3: Ratification of Independent Auditor

We are also asking you to ratify our Audit Committee’s appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2024. Although stockholder ratification of the appointment of Moss Adams LLP to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in the view of the critical role played by independent registered public accounting firms in the integrity of financial controls and reporting.

Other Proposals

The Board is not aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed proxy card. If any other business should properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Notice of Internet Availability

The Notice of Annual Meeting, the Proxy Statement, and our 2023 Annual Report are available at www.proxyvote.com.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your stock at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that the regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of printed proxy materials?

In accordance with rules promulgated by the SEC, instead of mailing a printed copy of our proxy materials to all of our stockholders, we have elected to furnish such materials to selected stockholders by providing access to these documents over the Internet. Accordingly, on or about May 17, 2024, we will provide a Notice of Internet Availability of Proxy Materials (the “Notice”) to selected stockholders of record and beneficial owners. These stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice. We encourage you to take advantage of the availability of proxy materials on the Internet in order to help reduce the environmental impact of the printing and distribution of our proxy materials.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the following matters outlined in the Notice:

(1)   to elect seven directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified (the “Director Election Proposal”);

(2)   to approve an amendment to our Incentive Plan to increase the number of shares authorized for issuance pursuant to the Incentive Plan and to extend the term of the Incentive Plan (the “Incentive Plan Amendment Proposal”);

(3)   to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm (the “Auditor Ratification Proposal”); and

(4)   to transact any other business that may properly come before the Annual Meeting or any adjournment, postponement or recess thereof.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, SEC rules allow us to send only one proxy statement to that address, unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact us at 5303 Spine Road, Suite 204, Boulder, Colorado 80301, Attn: Investor Relations or by emailing investors@lairdsuperfood.com. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address, phone number or email set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. As discussed above, we have chosen to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold stock. Similarly, if you are a stockholder of record and hold stock in a brokerage account, you will receive a proxy card for stock held in your name and a voting instruction card for stock held in “street name.” See “What is the difference between a stockholder of record and a ‘street name’ holder?” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your stock is voted.

Why have a virtual meeting?

We have determined to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that conducting the Annual Meeting as a virtual meeting is consistent with our commitment to stockholder participation and environmentalism and will encourage higher levels of stockholder participation while also helping us reduce the environmental impact associated with the Annual Meeting.

How can I vote my shares in person and participate at the Annual Meeting?

This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/LSF2024. To participate in the Annual Meeting, you will need the 16‐digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

To vote your shares without attending the Annual Meeting, please follow the instructions for Internet or telephone voting on the Notice. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to attend the Annual Meeting.

What will I need in order to attend the Annual Meeting?

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, May 3, 2024 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/LSF2024 and using your 16‐digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

What is the record date and what does it mean?

The record date determines the stockholders that are entitled to notice of, and to vote at, the Annual Meeting. The Record Date for the Annual Meeting is 5:00 p.m., Mountain Time, on May 3, 2024. The Record Date was established by our Board as required by Nevada law. As of the Record Date, 9,611,544 shares of our common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Only the holders of common stock at 5:00 p.m., Mountain Time, on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting. Neither our Charter nor our Bylaws allow for cumulative voting rights.

The presence, in person or by remote communication or by proxy, of the holders of a majority in voting power of the capital stock of the Company issued and outstanding and entitled to vote, is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the person presiding over the meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or by remote communication or by proxy, may adjourn the Annual Meeting from time to time until a quorum is present or represented, but no business may be transacted at any adjourned meeting except which could have been lawfully transacted had the meeting not been adjourned. Pursuant to our Bylaws, for the purposes of this virtual Annual Meeting, presence “in person” is satisfied by being present online during the audio webcast at www.virtualshareholdermeeting.com/LSF2024.

What is the difference between a stockholder of record and a “street name” holder?

If your stock is registered directly in your name with Broadridge, the Company’s transfer agent, you are considered the stockholder of record with respect to that stock. The Proxy Statement and proxy card have been sent directly to you by the Company’s transfer agent.

If your stock is held in a stock brokerage account or by a bank or other nominee, such nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” The Proxy Statement has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your stock by using the voting instructions it included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your stock with respect to the Director Election Proposal or the Incentive Plan Amendment Proposal. Your broker does have discretionary authority to vote your stock with respect to the Auditor Ratification Proposal.

How do I vote my stock?

If you are a record holder, you may vote your common stock by following the instructions included on your proxy card. To vote at the Annual Meeting, you must attend the Annual Meeting online and submit a ballot in accordance with the instructions provided at www.virtualshareholdermeeting.com/LSF2024. The ballot will be provided online during the Annual Meeting. See “How can I vote my shares in person and participate at the Annual Meeting?” above for more information.

If you complete and submit a proxy card but fail to complete one or more of the voting instructions, then the proxies designated in the proxy card will vote your stock as follows for each proposal for which you provide no voting instructions: “FOR” each of the Director Nominees in the Director Election Proposal, the Incentive Plan Amendment Proposal and the Auditor Ratification Proposal. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your stock in accordance with applicable law and their judgment.

If you hold some or all of your stock in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions for the stock together with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote the stock. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your stock with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” above. Alternatively, if you want to vote your stock online at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to obtain a nominee-issued proxy, you will not be able to vote your nominee-held stock online at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by The Carideo Group, the inspector of election appointed for the Annual Meeting, or its substitute. Votes for each proposal will be tabulated separately.

Can I vote my stock online at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your stock at the virtual meeting by completing a ballot online at the Annual Meeting at www.virtualshareholdermeeting.com/LSF2024. See “How can I vote my shares in person and participate at the Annual Meeting?” and “How do I vote my stock?” above for more information.

If you hold your stock in “street name,” you may vote your stock online only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the stock.

Even if you currently plan to attend the Annual Meeting online, we recommend that you also vote your shares as soon as possible so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

With respect to the proposals to be acted upon at the Annual Meeting, you may vote as follows:

●	Director Election Proposal — “FOR” each of the Director Nominees (as defined below), “WITHHOLD” from each of the Director Nominees, or “WITHHOLD” from individual Director Nominees;

●	Incentive Plan Amendment Proposal — “FOR,” “AGAINST” or “ABSTAIN;” and

●	Auditor Ratification Proposal — “FOR,” “AGAINST” or “ABSTAIN.”

How does the Board recommend that I vote my stock?

The Board recommends that you vote your stock as follows:

●	“FOR” each of the Director Nominees;

●	“FOR” the Incentive Plan Amendment Proposal; and

●	“FOR” the Auditor Ratification Proposal.

What if I do not specify how I want my stock voted on my proxy card?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock on the proposals, the proxies designated on the proxy card will vote your stock for each proposal as to which you provide no voting instructions in the following manner:

●	“FOR” each of the Director Nominees;

●	“FOR” the Incentive Plan Amendment Proposal; and

●	“FOR” the Auditor Ratification Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote that stock, except with respect to the Auditor Ratification Proposal. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy by any of the following means:

●	attending the Annual Meeting and voting your stock by ballot online at the Annual Meeting;

●	completing and submitting a new valid proxy bearing a later date;

●	voting by telephone or via the Internet as instructed in your proxy card (only your latest telephone or Internet proxy is counted); or

●

giving written notice of revocation to the Company addressed to the Company’s Corporate Secretary at the Company’s address above, which notice must be received before the final vote at the Annual Meeting.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the Director Nominees that receive the most votes from the holders of the shares of our common stock for their election will be elected (i.e., the affirmative vote by the holders of a plurality of the votes cast on the matter at the Annual Meeting is required for the election of the Director Nominees). The Incentive Plan Amendment Proposal and the Auditor Ratification Proposal each require the affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter by the holders entitled to vote thereon.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect on the Director Election Proposal, the Incentive Plan Amendment Proposal or the Auditor Ratification Proposal.

Broker non-votes will be included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on either the Director Election Proposal or the Incentive Plan Amendment Proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares of common stock with respect to such proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies may be solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the stock represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

Where can I find voting results?

The Company expects to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Investor Relations by emailing investors@lairdsuperfood.com.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Overview

Our Board currently consists of seven directors and is not classified. Our current directors are nominees for election at the Annual Meeting. Each of the nominees, if elected, will serve a one-year term expiring at the next Annual Meeting, or until such director’s earlier death, resignation, or removal from the Board.

The Nominating and Corporate Governance Committee has recommended, and the Board has approved, the nomination of each of these directors to stand for election at the Annual Meeting.

Each of the nominees has consented to serve if elected. However, if any of the nominees fails to stand for election, declines to accept election, or is otherwise unavailable for election prior to our Annual Meeting, proxies solicited by our Board will be voted by the proxy holders for the election of any other person or persons as the Board may recommend, or our Board, at its option, may reduce the number of directors that constitute the entire Board.

Director Qualifications

The Nominating and Corporate Governance Committee of the Board is tasked with annually considering the size, composition, and needs of the Board and, as appropriate, recommending the nominees for directors to the Board for approval. The Nominating and Corporate Governance Committee considers and evaluates suggestions from many sources regarding possible candidates for directors. Below are the general criteria for the evaluation of current and proposed directors:

•	high standards of integrity, commitment and independence of thought, and judgment;
•

diversity of talent, skill, and expertise sufficient to provide sound and prudent guidance with respect to all of our operations and interests, which may include experience at senior levels of business, or health-related endeavors;

•	confidence and a willingness to express ideas and engage in constructive discussion with other Board members, management, and all relevant persons;
•	ability to devote sufficient time, energy, and attention to corporate affairs;
•	active participation in the decision-making process, willingness to make difficult decisions in our best interest and the interests of our stockholders and demonstrated diligence and faithfulness in attending Board and Committee meetings; and
•	freedom from any conflict of interest that would impair the director’s ability to fulfill the responsibilities of a member of the Board.

We have no formal policy regarding board diversity; however a diverse board is an objective of the Company. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board includes one female and two directors of ethnic minorities.

Stockholder Nominations

The Nominating and Corporate Governance Committee will review and evaluate candidates submitted by stockholders for election to the Board using the same criteria set forth above, taking into consideration whether nominations are in accordance with the procedures to nominate directors set forth in our Bylaws. Any stockholder who wishes to recommend a candidate for consideration by the Nominating and Corporate Governance Committee should follow the procedures described later in this Proxy Statement under the heading “Stockholder Proposals and Nominations for Next Years’ Annual Meeting.”

Directors and Director Nominees

The following table sets forth the name, age and position of the directors currently serving on our Board, which constitute the Director Nominees:

Name	Age	Positions
Geoffrey T. Barker	62	Independent Chairman
Patrick Gaston	66	Director
Greg Graves	63	Director
Laird Hamilton	60	Co-Founder, Chief Innovator and Director
Grant LaMontagne	68	Director
Maile Naylor	50	Director
Jason Vieth	51	President, Chief Executive Officer and Director

Background and Experience

Biographical information for each director, including age, term of office, and business experience, including directorships with publicly traded companies during the past five years is listed below. In addition, for each person, we have included information regarding the business or other experience, qualifications, attributes, or skills that factored into the determination by the nominating and corporate governance committee and our Board that each such person should serve as a director.

Geoffrey T. Barker
Independent Chairman Director Since 2020 Age 62 Other Public Boards: • Smartsheet, Inc.

Experience and Expertise

Mr. Barker has been a member of our Board, and Chair, since our IPO in September 2020. Mr. Barker has been a member of the Board of Directors of Smartsheet, Inc. (NYSE: SMAR), since 2012, and its Chair since 2016. Mr. Barker cofounded RPX Corporation, a provider of patent risk management solutions, and from 2008 to July 2016, Mr. Barker served in several positions including as Director, Chief Operating Officer, and Co-CEO. Mr. Barker has co-founded several businesses, including Vigilos, Inc., an enterprise security solutions provider, and the Cobalt Group, an online marketing services company. In addition to Smartsheet, Mr. Barker currently serves on the board of directors of a number of private companies. Mr. Barker holds a B.A. in Economics from Tufts University and an M.B.A. from Columbia University.

Qualifications: • Extensive entrepreneurial experience. • Extensive operational and leadership experience. • Public company board and financing experience.

Patrick Gaston
Independent Director Since 2021 Age 66 Other Public Boards: • Bed Bath & Beyond, Inc. (through 2020)

Experience and Expertise

Mr. Gaston has served as a member of our Board since September 2021. Mr. Gaston is the former chairman of the board of directors of Bed Bath & Beyond, Inc. He had previously served as co-chair of Bed Bath & Beyond’s Compensation Committee and is formerly a member of the Bed Bath & Beyond’s Audit Committee. Mr. Gaston is also President and CEO of PG Consulting, a management consulting company founded by Mr. Gaston in 2012 that assists corporations and non-profits in building Corporate Social Responsibility (CSR), ESG strategies, Strategic Planning, Private/Public Partnerships and Philanthropic strategies. He holds a B.A. in management from the University of Massachusetts and an M.B.A. from Northeastern University.

Qualifications • Extensive leadership and Corporate Social Responsibility (CSR) experience. • Public company board and committee experience.

Greg Graves
Independent Director Since 2018 Age 63 Other Public Boards: • SkyWater Technology • Plug Power Inc. (through 2019)

Experience and Expertise

Mr. Graves has served as a member of our Board since 2018. He served as Chief Financial Officer of Entegris, Inc. from April 2007 until his retirement in May 2023, and previously served as Senior Vice President, Strategic Planning & Business Development. Prior to joining Entegris in September 2002, Mr. Graves held positions in investment banking and corporate development, including at Piper Jaffray, RBC (Dain Rauscher) and The Pillsbury Company. Since March 2022, Mr. Graves has served on the Board of Directors of SkyWater Technology (semiconductor specialty foundry) where he is a member of the Audit Committee. From May 2017 to June 2019, Mr. Graves served as a director and Chairman of the audit committee of Plug Power Inc. (NASDAQ: PLUG), an energy solutions provider. Mr. Graves has served on the Board of Directors of the Minneapolis Heart Institute Foundation since May 2016 and has been Chairman of the Audit and Finance Committee since April 2019. Mr. Graves holds a B.A. and Master’s in Accounting and Taxation from the University of Alabama and an M.B.A. from the University of Virginia.

Qualifications • Extensive public company management experience. • Financial reporting and accounting expertise. • Significant enterprise risk management experience.

Laird Hamilton
Co-Founder & Chief Innovator Director Since 2015 Age 60

Experience and Expertise

Mr. Hamilton co-founded Laird Superfood and has served as a member of our Board since its founding in 2015. Mr. Hamilton is an American athlete best known for his accomplishments in big wave surfing. Over the past 25 years, Mr. Hamilton has also been hailed as an innovator in several crossover board sports, including tow-in surfing, stand-up paddle boarding and hydrofoil boarding. For the past decade Mr. Hamilton has been focused on bringing his expertise and passion for fitness and nutrition to the masses. He has accomplished this by creating and co-founding several businesses focused on this mission. Most notably, in June 2015, Mr. Hamilton co-founded Laird Superfood, Inc. to focus on introducing his nutritional ideas to the broader public. Mr. Hamilton also co-created XPT Extreme Performance Training, a performance lifestyle brand, the following year to focus on his philosophies in exercise and lifestyle.

Qualifications

•  Role as co-founder of the Company and his involvement in the development of the Company’s products and direction.

•  Extensive personal experience with athletic endeavors, nutrition, and innovation.

Grant LaMontagne
Independent Director Since 2021 Age 68

Experience and Expertise

Mr. LaMontagne has served as a member of our Board since December 2021. Mr. LaMontagne has over 40 years of experience in the consumer packaged goods (“CPG”) industry, leading large consumer package goods customer organizations as SVP, Chief Customer Officer at Clorox Co. (NYSE: CLX) through 2013 and President, Consumer Sales/Customer Development, Kimberly-Clark North America through November 2017. He has a proven track record of building branded businesses and developing the people, capabilities and organizational structures necessary to achieve robust business results. Since January 2018, Mr. LaMontagne has served as a Senior Advisor for McKinsey & Company, focused specifically on creating single multifunctional strategic/demand plans driven by consumer segmentation, category growth ideas, and integrated commercial plans. He currently serves as the non-executive Board Chair for Acosta Sales & Marketing, one of the industry’s leading brand building agencies. Mr. LaMontagne holds a B.A. in Finance from the University of Massachusetts Amherst.

Qualifications • Extensive consumer packaged goods (CPG) experience. • Extensive sales and marketing experience. • Extensive operational and leadership experience.

Maile Naylor
Independent Director Since 2020 Age 50 Other Public Boards: • BJ’s Wholesale Club

Experience and Expertise

Maile Naylor has served on our Board since our IPO in September 2020. Ms. Naylor has been a member of the Board of Directors of BJ’s Wholesale Club (NYSE: BJ) since 2019. Ms. Naylor spent twenty-five years working in the investment management industry analyzing and evaluating global consumer discretionary companies. She previously worked as an Investment Officer at MFS Investment Management, a global asset management company, from September 2005 until her retirement from the investment management industry in April 2018. Prior to that, Ms. Naylor also held positions at Scudder Kemper Investments and Wellington Management, each investment management firms. Ms. Naylor is currently a member of the Boston Ballet Board of Overseers. She holds a bachelor’s degree in Finance from Boston University and is a CFA charter holder.

Qualifications • Extensive investment management experience and investment analyst experience. • Financial reporting and accounting expertise.

Jason Vieth
President & Chief Executive Officer Director Since 2022 Age 51

Experience and Expertise

Jason Vieth joined the Company as its President and Chief Executive Officer and as a director on January 31, 2022. Mr. Vieth’s extensive experience in the food and beverage industry includes his most recent position as Executive Vice President of Sovos Brands from January 2021, where he managed the Breakfast and Snacks Group. Mr. Vieth’s prior experience includes nearly a decade spent at WhiteWave Foods from January 2008 to April 2017, most recently as Senior Vice President and General Manager of the yogurt business that included Horizon Organic, Wallaby Organic, Silk and So Delicious. In addition, he has led other food and beverage businesses such as Poppi a producer of prebiotic soda, from April 2019 to January 2020, and Lifetime Fitness’ Life Café from April 2017 to April 2020. In addition, Mr. Vieth has nearly a decade of management consulting experience between The Boston Consulting Group and Accenture. Mr. Vieth holds a B.S. in Finance from Miami University and an M.B.A. from the Kellogg School of Management at Northwestern University.

Qualifications • Extensive operating and management experience in the food and beverage industry.

Board Composition, Skills, and Experience

The table below summarizes certain key qualifications, skills and attributes possessed by our directors that support their respective contributions to our Board. A dot indicates a specific area of focus or expertise on which the Board particularly relies. Not having a dot does not mean the director does not possess that qualification or skill. Our directors’ biographies above describe each director’s background and relevant experience in more detail.

Qualifications and Experience
	Barker	Naylor	Gaston	Graves	Hamilton	LaMontagne	Vieth
Food & Beverage Industry Expertise		•			•	•	•
Operational Leadership	•		•	•		•	•
Growth-Stage Companies	•	•	•	•	•	•	•
Public Company Financing	•	•	•	•			•
Business Development and M&A	•	•	•	•		•	•
Accounting or Financial Expertise	•	•	•	•		•	•
Public Company Board Experience	•	•	•	•
Product Launch, Commercialization, and Marketing	•		•	•	•	•	•
Director Since	2020	2020	2021	2018	2015	2021	2022
Age	62	50	66	63	60	68	51

Family Relationships

There are no agreements or understandings between our current directors, Director Nominees and executive officers or any other person pursuant to which they were selected as a director, Director Nominee or executive officer. In addition, there are no family relationships between any of our directors, Director Nominees and executive officers.

Vote Required and Board Recommendation

The election of directors will be determined by a plurality of the votes cast on the matter at the Annual Meeting and entitled to vote thereon. Under a plurality voting standard, the directors who are elected to serve on our Board will be the seven nominees receiving the highest number of votes cast in the election. Abstentions and broker non-votes will have no effect on the Director Election Proposal.

The Board recommends that you vote “FOR” each Director Nominee.

CORPORATE GOVERNANCE

Board Leadership and Governance Structure

The following table details certain basic information on our directors, the composition of the Board and its standing committees and the number of meetings held during the year ended December 31, 2023.

			Committee Memberships
Name	Director Since	Independent	Audit	Compensation	Nominating and Corporate Governance
Geoffrey T. Barker	2020	x	x
Maile Naylor	2020	x	x	x	c
Patrick Gaston	2021	x		c
Greg Graves	2018	x	c	x	x
Laird Hamilton	2015
Grant LaMontagne	2021	x	x		x
Jason Vieth	2022
2023 Meetings		Board: 11	4	5	3

x = Member; c = Chair

Director Independence

The Board has determined that none of our directors other than Messrs. Vieth, who is also our Chief Executive Officer, and Hamilton, who is our Chief Innovator, have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that Messrs. Barker, Gaston, Graves, and LaMontagne and Ms. Naylor are “independent” as that term is defined under NYSE American rules. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section entitled “Certain Relationships and Related Person Transactions.”

Board Leadership Structure

Mr. Barker currently serves as Chair of the Board. The Board believes that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance, and enhances the effectiveness of the Board as a whole, and has concluded that our current board leadership structure is appropriate at this time. However, our Bylaws and Corporate Governance Guidelines provide the Board with flexibility to combine or separate the positions of Chair and Chief Executive Officer and to appoint a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Size

The Board currently consists of seven directors. Our Charter provides that the authorized number of directors may be changed only by resolution of the Board.

Board Committees

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of these committees operates under a written charter approved by the Board that satisfies applicable SEC and NYSE American standards. From time to time, the Board may establish other committees to facilitate the management of our business. Each committee’s charter is available under the Governance section of our website at www.lairdsuperfood.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website.

Audit Committee

The primary function of our Audit Committee is to oversee our corporate accounting and financial reporting process. Our Audit Committee’s responsibilities include:

•	appointing and retaining, approving the compensation of, overseeing, and evaluating the independence, qualification, and performance of our independent registered public accounting firm;
•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	coordinating the Board’s oversight of our internal control over financial reporting, disclosure controls and procedures, and the prompt reporting of violations of our Code of Business Conduct and Ethics;
•	reviewing our critical accounting policies and estimates;
•	discussing our risk management policies, including oversight of the Company’s food safety function;
•	reviewing and approving or ratifying any related person transaction;
•	overseeing matters relating to the Company’s ongoing liquidity, including its financing arrangements and other internal and external sources of liquidity and capital resources; and
•	preparing the Audit Committee report required to be included in our annual proxy statement.

The members of our Audit Committee are Mr. Barker, Ms. Naylor, and Mr. Graves, and Mr. Graves serves as the Chair of the Audit Committee. The Board has determined that each of the members of our Audit Committee satisfies the financial literacy and sophistication requirements of the SEC and the NYSE American listing rules. In addition, the Board has determined that Mr. Graves and Ms. Naylor each qualify as an “audit committee financial expert” under SEC and NYSE American rules. Under SEC rules, members of our Audit Committee must also meet heightened independence standards. The Board has determined that each of the members of our Audit Committee is independent under the applicable SEC and NYSE American listing rules.

Compensation Committee

Our Compensation Committee oversees policies relating to compensation and benefits of our officers and employees. The Compensation Committee reviews, approves, and recommends to the Board corporate goals and objectives relevant to compensation of our executive officers, and evaluates the performance of these officers in light of those goals and objectives. The Compensation Committee reviews and approves compensation for executive officers of the Company at least annually. In making compensation decisions for executive officers other than our Chief Executive Officer, the Compensation Committee meets with and discusses those decisions with our Chief Executive Officer. The Compensation Committee separately meets without our Chief Executive Officer to, together with Mr. Barker and Mr. LaMontagne as the other independent board members, deliberate and approve our Chief Executive Officer’s compensation. The Compensation Committee also reviews and approves the issuance of stock options and other awards to our executive officers. The Compensation Committee reviews and evaluates, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter. The members of our Compensation Committee are Mr. Gaston, Mr. Graves, and Mr. LaMontagne, and Mr. Gaston serves as Chair of the Compensation Committee. Each of the members of our Compensation Committee is independent under the applicable NYSE American listing rules and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

To assist in carrying out its responsibilities, the Compensation Committee is authorized to retain the services of independent advisors. The Compensation Committee has sole authority to select, retain or terminate its executive compensation consultants and to approve their fees and other retention terms. The Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”), a national compensation consulting firm, to serve as an independent consultant to the Compensation Committee starting in 2020. During 2023, FW Cook provided advice to the Compensation Committee on matters related to, among other things, compensation of our executive officers, including providing the Compensation Committee with data and analysis to support compensation decisions.

To ensure FW Cook’s continued independence and to avoid any actual or apparent conflict of interest, the Compensation Committee regularly, but not less than annually, considers FW Cook’s independence and does not permit FW Cook to be engaged to perform any services to us beyond those services provided to the Compensation Committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. In addition, our Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to the Board concerning governance matters. The members of our Nominating and Corporate Governance Committee are Ms. Naylor, Mr. Gaston, and Mr. LaMontagne and Ms. Naylor serves as Chair of the Nominating and Corporate Governance Committee. Each of the members of our Nominating and Corporate Governance Committee is independent under the applicable NYSE American listing rules.

Meeting Attendance

During 2023, each director attended at least 75% of the meetings of the Board and meetings of each committee of the Board on which he or she served. The Board does not have a formal policy with respect to Board member attendance at annual meetings of stockholders, but all members of the Board are encouraged to attend, and all of our directors at the time attended our 2023 Annual Stockholder Meeting.

Other Governance Matters

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including those officers responsible for financial reporting. A current copy of the Code of Business Conduct and Ethics is available under the Governance section of our website. We intend to disclose future amendments to the code or any waivers of its requirements on our website.

Role of the Board in Risk Oversight

The Board administers its role in the oversight of risk directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas. In particular, the Board monitors and assesses strategic risk exposure and our Audit Committee oversees our major financial risk exposures and the steps our management has taken to monitor and control these exposures. Our Audit Committee also monitors compliance with legal and regulatory requirements, including our food safety program, and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices and of the Board. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. While each committee evaluates certain risks and oversees the management of such risks, our entire Board is regularly informed about the risks overseen by the committees through committee reports.

Risk assessment and oversight are an integral part of our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us.

Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines to assist the Board in carrying out its oversight responsibilities and to serve the best interests of the Company and our stockholders. Our Corporate Governance Guidelines are intended to serve as a flexible framework for the conduct of the Board’s business and are available under the Governance section of our website.

Prohibition of Hedging and Pledging

Our Insider Trading Policy prohibits our directors, officers, employees, and agents (such as consultants and independent contractors) and their spouses or other members of their households from entering into hedging or monetization transactions or similar arrangements with respect to our securities without advance approval of our Compliance Officer, who is our Chief Financial Officer.

In addition, our Insider Trading Policy prohibits our directors, officers and employees and their spouses or other members of their households from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan, except as may be pre-approved by the Audit Committee.

Communications with the Board

The Company has adopted a procedure for receiving and addressing communications from stockholders of the Company. Stockholders who wish to communicate with the Board, any group of directors, or any individual director can write to: Laird Superfood, Inc. 5303 Spine Road, Suite 204, Boulder, Colorado, 80301, Attn: Secretary. Your communication should prominently display the legend “BOARD COMMUNICATION.” Any such communication will be copied into our files and forwarded to the relevant individual or group to which the communication was addressed at or prior to the next meeting of the Board.

Certain communications unrelated to the duties and responsibilities of the Board will not be forwarded, including spam, junk mail, and mass mailings, resumes, and other forms of job inquiries, surveys, business solicitations or advertisements, and any communication determined to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Program

At the time of our IPO, we adopted a non-employee director compensation plan (the “Non-Employee Director Compensation Plan”). Under the Non-Employee Director Compensation Plan, each non-employee director receives an annual cash retainer and an annual equity grant. The Board has fixed the cash retainer for non-employee directors at $45,000 per year, with an additional cash retainer payable for service as Chair of the Board of $25,000 per year. Each member of the Nominating and Corporate Governance Committee and the Compensation Committee receives an additional $4,000 per year and each member of the Audit Committee receives an additional $7,000, with the chairs of each committee receiving twice the applicable amount for their service. Each non-employee director also receives an annual equity award issued under the Incentive Plan with a grant date fair value of $55,000, which vests after one year; however, the Board made an exception in 2022 and granted annual equity awards with a grant date fair value of approximately $30,000. Each non-employee director may choose to have their equity awarded as stock options, restricted stock units (“RSUs”), or a 50/50 split. Both the cash retainer and equity awards are pro-rated for non-employee directors joining mid-year. It is the Company’s current practice that directors who are also employees, such as Messrs. Vieth and Hamilton, are not  entitled to receive compensation for their services as directors.

No per meeting fees are paid. We reimburse non-employee directors for reasonable expenses incurred in connection with attending Board and committee meetings.

The table below sets forth information on the compensation of all our non-employee directors for the year ended December 31, 2023. Messrs. Hamilton and Vieth, our Chief Innovator and Chief Executive Officer, respectively, are also members of the Board, but did not receive any additional compensation for service as a director.

Director Compensation Table

Fiscal Year 2023

	Fees earned or paid in cash	Stock awards (1)	Total
Name	$	$	$
Geoffrey T. Barker	77,000	36,000	113,000
Greg Graves	64,000	36,000	100,000
Maile Naylor	60,000	36,000	96,000
Patrick Gaston	59,000	36,000	95,000
Grant LaMontagne	54,000	36,000	90,000
(1)

The amounts in this column represent the grant date fair value of the awards as calculated under FASB ASC Topic 718. The assumptions made in valuing awards reported in these columns are discussed in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2023.

Outstanding Equity Awards for Directors at Fiscal Year-End

The following table provides information regarding equity awards held by our directors that were outstanding as of December 31, 2023:

Name	Options Outstanding	RSUs Outstanding
	#	#
Geoffrey T. Barker	—	40,000
Greg Graves	4,647	40,000
Maile Naylor	4,000	40,000
Patrick Gaston	—	40,000
Grant LaMontagne	—	40,000

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our named executive officers (“NEOs”) who are named in the “Summary Compensation Table” below. As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of May 3, 2024:

Name	Age	Position
Jason Vieth	51	Chief Executive Officer and President
Laird Hamilton	60	Chief Innovator
Anya Hamill	50	Chief Financial Officer
Steve Richie	56	General Counsel and Secretary

Jason Vieth, age 51, has served as the Company’s Chief Executive Officer and President since January 31, 2022. His business experience is discussed above in “Proposal 1 — Election of Directors.”

Laird Hamilton, age 60, has served as the Co-Founder and Chief Innovator since the Company's inception. His business experience is discussed above in “Proposal 1 — Election of Directors.”

Anya Hamill, age 50, was appointed as the Company’s interim Chief Financial Officer, effective July 1, 2022, and was appointed the permanent CFO on November 4, 2022. Ms. Hamill possesses more than 20 years of strategic finance experience in both public consumer packaged goods and private equity backed emerging companies in the natural foods and beverages space. Ms. Hamill joined the Company as Vice President, Financial Planning and Analysis in April 2022 from Little Secrets Chocolate, where she served as chief financial officer from September 2018. Previously, Ms. Hamill served as the senior director of finance, premium yogurt at Danone North America from May 2017 through March 2018, and as senior director of finance, plant-based beverage and food and various other finance positions at WhiteWave Foods from March 2003 through May 2017. Ms. Hamill holds an MBA with a finance concentration from Leeds School of Business at the University of Colorado and a Bachelor of Arts from Saint-Petersburg State University of Engineering and Economics.

Steve Richie, age 56, has served as General Counsel and Corporate Secretary since June 30, 2022. He previously worked for Concentrix Corporation (Nasdaq: CNXC) as Executive Vice President, Legal from February 2020 through October, 2021, after serving as Executive Vice President, Legal and People Solutions from October 2018 to February 2020. He previously served as Senior Vice President, Legal, Human Resources and Corporate Development of Concentrix from February 2016 to October 2018 and Senior Vice President, Legal of Concentrix from August 2015 to February 2016. Prior to that, he was Vice President, General Counsel and Corporate Secretary of Annie’s Inc. from 2014 to July 2015, and Vice President and Senior Counsel of SYNNEX from 2008 to 2014.

Executive Compensation Overview

The information that follows provides an overview of the compensation provided to our NEOs who are listed in the table below, for the period of January 1, 2023 through December 31, 2023 (referred to herein as “fiscal 2023”).

Name	Title
Jason Vieth	Chief Executive Officer
Anya Hamill	Chief Financial Officer
Andy Judd (1)	Former Chief Commercial Officer
Steve Richie	General Counsel and Secretary

(1) Mr. Judd resigned from the position of Chief Commercial Officer, effective August 4, 2023.

Overall Philosophy and Objectives of Our Executive Compensation Programs

The overall philosophy of our compensation programs for the NEOs and other senior executives is to encourage and reward the creation of sustainable, long-term stockholder value. We identified the following objectives to help realize this goal:

Alignment with Stockholders

•	Reward performance in a given year and achievements over a sustained period that are aligned with our stockholders’ interests.

Remain Competitive

•	Attract, retain, and motivate the exceptional talent required to ensure our continued success.

Motivate Performance

•	Ensure that the compensation program reinforces execution of overall strategy and achievement of our business objectives.

Reward Superior Performance

•	Reinforce our pay-for-performance, entrepreneurial culture.

Elements of Compensation

The compensation program for our NEOs consists of the following elements of compensation, each described in greater depth below:

•	base salaries;
•	performance-based bonuses; and
•	equity-based incentive compensation.

Base Salary

Base salaries are an annual fixed level of cash compensation that reflect each NEO’s role and responsibilities, and regional market considerations. The base salaries for our NEOs for 2023 are listed in the below table:

Name	Title	2023 Salary
Jason Vieth	Chief Executive Officer	$400,000	(1)
Anya Hamill	Chief Financial Officer	275,000	(2)
Andy Judd (3)	Former Chief Commercial Officer	350,000
Steve Richie	General Counsel and Secretary	275,000

(1)	Effective May 1, 2024, the Board determined to increase Mr. Vieth’s annual salary from $400,000 to $500,000 for fiscal year 2024.
(2)	Effective May 1, 2024, the Board determined to increase Ms. Hamill’s annual salary from $275,000 to $300,000 for fiscal year 2024.
(3)	Mr. Judd resigned from the position of Chief Commercial Officer, effective August 4, 2023.

Equity-Based Incentive Compensation

We pay equity-based compensation to our NEOs to link the long-term results achieved for our stockholders and the rewards provided to NEOs, thereby ensuring that such NEOs have a continuing stake in our long-term success. For fiscal 2023, annual equity awards were delivered on April 4, 2023 in a combination of stock options and RSUs. The stock options and RSUs provided to our NEOs vest ratably over four years.

Determining Executive Compensation

The Compensation Committee, guided by the principal objectives described in this section, approves the structure of the executive compensation program and administers the programs for our executive officers. The following describes the roles of key participants in the process.

Role of our Compensation Committee

The Compensation Committee has the responsibility to make and approve changes in the total compensation of our executive officers, including the mix of compensation elements and compensation values.

Role of our Compensation Consultant

The Company engages FW Cook & Co. (“FW Cook”) to provide independent external advice regarding executive compensation and to provide a competitive market pay analysis for our NEOs. Neither FW Cook nor any of its affiliates maintain other direct or indirect business relationships with the Company or any of its affiliates other than the services provided to the Compensation Committee.

Peer Group

The Compensation Committee approved a peer group consisting of 17 companies that was used for benchmarking compensation. Given the Company’s size, product offerings, and unique market position, there are no direct competitors in the compensation peer group. Criteria used to identify the peer group companies include:

•	Size – companies with revenue that generally range from 0.2x to 5x our total annual revenue.
•	Business Focus – companies that are publicly traded and primarily in the foods, beverage, and tobacco industry.

The 17-company peer group consists of the companies listed below:

22nd Century	Alico	Bridgford Foods	Celsius
Coffee Holding	Craft Brew Alliance	Crimson Wine	Lifeway Foods
Limoneira	MamaMancini's	MGP Ingredients	NewAge
RiceBran Tech	Rocky Mtn Choc. Factory	S&W Seed	South Dakota Soybean
Willamette Val. Vineyards

Anti-hedging and Anti-pledging Policy

Under our Insider Trading Policy, our directors, executive officers, and other employees are prohibited from engaging in short-term trading or short sales and are prohibited from participating in tractions in put options, call options or other derivative securities. The Company strongly discourages hedging transactions. Any person wishing to enter into such an arrangement must first submit the proposed transaction for approval by the designated compliance officer, who will have sole discretion to decide whether to approve the proposed transaction. In addition, our directors, executive officers, and other employees are prohibited from holding our securities in a margin account and from pledging our securities as collateral for a loan, except as may be pre-approved by the Audit Committee.

Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Stock Awards ($) (2)	Total ($)
Jason Vieth, CEO	2023	383,333	170,000	16,221	120,107	689,661
	2022	368,182	287,833	676,115	996,250	2,328,380
Anya Hamill, CFO	2023	263,542	116,875	27,665	40,500	448,582
	2022	155,152	107,688	78,105	101,499	442,444
Andy Judd, Former CCO (3)	2023	134,548	—	—	—	134,548
	2022	261,174	206,253	197,260	374,000	1,038,687
Steve Richie, General Counsel and Secretary	2023	263,542	116,875	27,665	40,500	448,582
	2022	109,407	39,188	51,817	95,500	295,912
(1)

The amounts shown in this column represent the aggregate grant-date fair value of stock options granted under the Incentive Plan to our NEOs, as computed in accordance with FASB ASC Topic 718. The valuation assumptions used in calculating the fair value of the stock options are set forth in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2023.

(2)

This column reflects the aggregate grant date fair value of RSUs granted under our Incentive Plan to our NEOs, as computed in accordance with FASB ASC Topic 718. The valuation assumptions used in calculating the fair value of the RSUs are set forth in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2023.

(3)	Mr. Judd resigned effective August 4, 2023.

Employment Arrangements

We have entered into employment agreements with each of our NEOs. The employment agreements do not provide for a fixed employment term and set forth the executive’s annual salary, target bonus, if any, eligibility for employee benefits, the terms of equity grants, customary proprietary information assignment provisions, and non-competition and non-solicitation restrictions. The key terms of employment with our named executive officers are further described below.

Jason Vieth

In connection with Mr. Vieth’s appointment as President and Chief Executive Officer, the Company entered into an employment agreement (the “Vieth Employment Agreement”) with Mr. Vieth that provides for the following benefits, among other provisions:

•	an annual base salary of $400,000;
•	an annual bonus opportunity of up to 100% of base salary based on the achievement of performance goals, with a target payout of 50% of base salary;
•

a $114,000 signing bonus subject to repayment if Mr. Vieth voluntarily resigns without good reason (as defined in the Vieth Employment Agreement) or the Company terminates Mr. Vieth’s employment for cause (as defined in the Vieth Employment Agreement) prior to the first anniversary of the Employment Agreement;

•	RSUs relating to 125,000 shares of common stock, vesting over four years;
•

stock options to purchase 50,000 shares of common stock with an exercise price of $25.00 per share, and stock options to purchase 150,000 shares of common stock with an exercise price equal to the grant date fair value of the Company’s common stock, in each case vesting 25% on the first anniversary of the effective date of the Vieth Employment Agreement and ratably thereafter over the following 12 quarters (such stock options together with the RSUs in the preceding bullet, the “Inducement Grants”); and

•

a payment equal to 12 months base salary and COBRA coverage for up to 12 months if Mr. Vieth resigns for good reason or the Company terminates Mr. Vieth’s employment without cause, or, if such resignation or termination occurs within two years following a change in control (as defined in the Vieth Employment Agreement), a payment equal to 24 months base salary, COBRA coverage for up to 18 months, the vesting of all of Mr. Vieth’s equity awards, and a cash payment equal to $1,000,000 less the fair market value of the Inducement Grants at the time of the change in control.

Mr. Vieth is also eligible to participate in the Company’s equity incentive plans and long-term incentive plans and other benefits available to the Company’s executive officers. In addition, the Company entered into an indemnification agreement with Mr. Vieth on terms substantially similar to the terms of the form of indemnification agreement filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1/A filed on September 10, 2020. Effective May 1, 2024, the Board determined to increase Mr. Vieth's annual salary from $400,000 to $500,000 for fiscal year 2024.

Anya Hamill

The Company entered into an employment agreement (the “Hamill Employment Agreement“) with Anya Hamill, who served as interim Chief Financial Officer beginning in May 2022 and was appointed to the role of  permanent Chief Financial Officer as of November 4, 2022. The Hamill Employment Agreement provides for the following benefits, among other provisions:

•	an annual base salary of $275,000;
•	an annual bonus opportunity of up to 100% of base salary based on the achievement of performance goals, with a target payout of 50% of base salary;
•	RSUs relating to 50,000 shares of common stock, vesting over four years;
•	stock options to purchase 50,000 shares of common stock with an exercise price equal to the grant date fair value of the Company’s common stock, vesting over four years; and
•

a payment equal to 12 months base salary and COBRA coverage for up to 12 months if Ms. Hamill resigns for good reason or the Company terminates Ms. Hamill’s employment without cause, and, if such resignation or termination occurs within two years following a change in control (as defined in the Hamill Employment Agreement), the vesting of all of Ms. Hamill’s equity awards.

Ms. Hamill is also eligible to participate in the Company’s equity incentive plans and long-term incentive plans and other benefits available to the Company’s executive officers. In addition, the Company entered into an indemnification agreement with Ms. Hamill on terms substantially similar to the terms of the form of indemnification agreement filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1/A filed on September 10, 2020. Effective May 1, 2024, the Board determined to increase Ms. Hamill's annual salary from $275,000 to $300,000 for fiscal year 2024.

Andy Judd

The Company entered into an employment agreement (the “Judd Employment Agreement”) with Andy Judd, our former Chief Commercial Officer. The Judd Employment Agreement provided for the following benefits, among other provisions:

•	an annual base salary of $350,000;
•	an annual bonus opportunity of up to 100% of base salary based on the achievement of performance goals, with a target payout of 50% of base salary;
•	a signing bonus of $100,000;
•	RSUs relating to 100,000 shares of common stock, vesting over four years;
•	stock options to purchase 100,000 shares of common stock with an exercise price equal to the grant date fair value of the Company’s common stock, vesting over four years; and
•

a payment equal to 12 months base salary and COBRA coverage for up to 12 months if Mr. Judd resigned for good reason or the Company terminated his employment without cause, and, if such resignation or termination occurred within two years following a change in control (as defined in the Judd Employment Agreement), the vesting of all of Mr. Judd’s equity awards. In the case of a change in ownership, the severance payment would have been equal to 24 months of base salary and COBRA coverage.

Prior to his resignation effective August 4, 2023, Mr. Judd was also eligible to participate in the Company’s equity incentive plans and long-term incentive plans and other benefits available to the Company’s executive officers. In addition, the Company entered into an indemnification agreement with Mr. Judd on terms substantially similar to the terms of the form of indemnification agreement filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1/A filed on September 10, 2020. Mr. Judd resigned effective August 4, 2023, and as a result, the Judd Employment Agreement was terminated. In connection with Mr. Judd’s resignation, his outstanding unvested equity awards were forfeited.

Steve Richie

The Company entered into an employment agreement (the “Richie Employment Agreement”) with Steve Richie, the General Counsel and Corporate Secretary. The Richie Employment Agreement provides for the following benefits, among other provisions:

•	an annual base salary of $275,000;
•	an annual bonus opportunity of up to 100% of base salary based on the achievement of performance goals, with a target payout of 50% of base salary;
•	RSUs relating to 50,000 shares of common stock, vesting over four years;
•	stock options to purchase 50,000 shares of common stock with an exercise price equal to the grant date fair value of the Company’s common stock, vesting over four years; and
•

a payment equal to 12 months base salary and COBRA coverage for up to 12 months if Mr. Richie resigns for good reason or the Company terminates Mr. Richie’s employment without cause, and, if such resignation or termination occurs within two years following a change in control (as defined in the Richie Employment Agreement), the vesting of all of Mr. Richie’s equity awards.

Mr. Richie is also eligible to participate in the Company’s equity incentive plans and long-term incentive plans and other benefits available to the Company’s executive officers. In addition, the Company entered into an indemnification agreement with Mr. Richie on terms substantially similar to the terms of the form of indemnification agreement filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1/A filed on September 10, 2020.

Retirement Plans

We have not maintained, and do not currently intend to maintain, a defined benefit pension plan or nonqualified deferred compensation plan.

Outstanding Equity Awards and Year-End

The following table provides information regarding equity awards held by our NEOs that were outstanding as of December 31, 2023. The equity incentive plan awards presented below were awarded under our Incentive Plan. There are no other equity incentive awards, options, shares, units of shares, or other rights owned by our NEOs outside of those presented in the table that follows.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (1)
Jason Vieth	32,812	42,188	(2)	7.64	1/31/2032	—		—	—	—
	21,875	28,125	(2)	25.00	1/31/2032	—		—	—	—
	32,812	42,188	(3)	7.21	2/3/2032	—		—	—	—
	—	100,000	(7)	0.81	4/3/2033	—		—	—	—
	—	—		—		70,313	(2)	63,985	—	—
	—	—		—		100,000	(7)	91,000	—	—
Anya Hamill	5,882	—	(4)	3.17	5/5/2032	—		—	—	—
	11,030	3,676	(5)	3.17	5/5/2032	—		—	—	—
	12,500	37,500	(6)	1.53	11/4/2032	—		—	—	—
	—	50,000	(7)	0.81	4/3/2033	—		—	—	—
	—	—		—		5,915	(5)	5,383	—	—
	—	—		—		37,500	(6)	34,125	—	—
	—	—		—		50,000	(7)	45,500	—	—
Steve Richie	12,500	37,500	(8)	1.91	6/30/2023	—		—	—	—
	—	50,000	(7)	0.81	4/3/2033	—		—	—	—
	—	—		—		37,500	(8)	34,125	—	—
	—	—		—		50,000	(7)	45,500	—	—

(1)

The market value of unvested awards is calculated by multiplying the number of unvested shares held by the applicable named executive officer by the closing sales price of our common stock on December 31, 2023, the last trading day of the year, which was $0.91.

(2)	These awards vest in four equal annual tranches ending January 31, 2026.
(3)	These awards vest in four equal annual tranches ending February 3, 2026.
(4)	These awards vested in full on May 5, 2023.
(5)	These awards vest in four equal annual tranches ending May 5, 2026.
(6)	These awards vest in four equal annual tranches ending November 4, 2026.
(7)	These awards vest in four equal annual tranches ending April 4, 2027.
(8)	These awards vest in four equal annual tranches ending June 30, 2026.

Equity Compensation Plan Information

The following table provides information as of December 31, 2023 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Number of securities available for
	Number of Shares to		future issuance under
	be issued upon	Weighted average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options and	securities reflected in
	and rights (#)	rights ($) (1)	column (a)) (#) (2)
Equity Compensation plans approved by security holders	1,652,977	5.65	402,530
Equity compensation plans not approved by security holders	—	—	—
Total	1,652,977	5.65	402,530

(1) Reflects the weighted-average exercise prices of outstanding options. There is no exercise price for outstanding RSUs and market-based stock units.

(2) Consists of 402,530 shares of common stock reserved for issuance under our Incentive Plan. The number of shares reserved for issuance under our Incentive Plan automatically increases on the first day of each fiscal year, beginning with the 2021 fiscal year, by a number equal to four percent of the shares of common stock outstanding on the final day of the prior calendar year or such smaller number of shares as determined by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of May 3, 2024, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•	each of our directors and director nominees;
•	each of our NEOs; and
•	all of our current directors and executive officers as a group.

The following table sets forth information concerning the “beneficial ownership” of our common stock as of May 3, 2024 by (i) those persons who we know to beneficially own more than 5% of our outstanding common stock; (ii) our directors as of May 3, 2024; (iii) the NEOs listed in the Summary Compensation Table; and (iv) all of our directors and executive officers as a group as of December 31, 2023. Under SEC rules, “beneficial ownership” for purposes of this table takes into account shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options) and is different from beneficial ownership for purposes of Section 16 of the Exchange Act, which may result in a number that is different than the beneficial ownership number reported in forms filed pursuant to Section 16. The percentage of shares beneficially owned is computed on the basis of 9,611,544 shares of our common stock outstanding on May 3, 2024. An asterisk in the percent of class column indicates beneficial ownership of less than 1%. The beneficial owners listed have sole voting and investment power with respect to shares beneficially owned, except as to the interests of spouses or as otherwise indicated. Except as set forth below, the address for each beneficial owner listed is c/o Laird Superfood, Inc, 5303 Spine Road, Suite 204, Boulder, Colorado 80301.

Name of Beneficial Owner	Number of Outstanding Shares Beneficially Owned	Number of Shares Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percent of Class
Named Executive Officers
Anya Hamill	23,019	40,207	63,226	*
Andy Judd (2)	18,354	—	18,354	*
Steve Richie	17,378	50,000	67,378	*
Jason Vieth	79,898	137,499	217,397	2.2%
Directors and Officers
Geoffrey Barker	89,057	40,000	129,057	1.3%
Patrick Gaston	15,718	40,000	55,718	*
Greg Graves	18,865	44,647	63,512	*
Laird Hamilton	689,737	151,435	841,172	8.6%
Grant LaMontagne	15,747	40,000	55,747	*
Maile Naylor	42,957	44,000	86,957	*
All current directors and executive officers as a group (9 persons)	991,376	587,788	1,580,164	15.5%
Other 5% Stockholders
Danone Manifesto Ventures, PBC (1)	857,194	—	857,194	8.9%

*Indicates beneficial ownership of less than 1% of the total outstanding stock.

(1) Based solely on information contained in a Schedule 13G filed on October 2, 2020. Danone Manifesto Ventures, PBC is a wholly owned subsidiary of Danone North America Public Benefit Corporation, which is a wholly owned subsidiary of Compagnie Gervais Danone S.A., which is a wholly owned subsidiary of Danone S.A. Decisions regarding the voting or disposition of shares held by Danone Manifesto Ventures, PBC are made by the management of Danone Manifesto Ventures, PBC, provided that Danone S.A. may be deemed to share voting and dispositive power with respect to the shares held by Danone Manifesto Ventures, PBC. The address of Danone Manifesto Ventures, PBC and Danone North America Public Benefit Corporation is c/o Danone Manifesto Ventures, PBC, 12 West 21st St., 12th Floor, New York, New York 10010, and the address of Danone S.A. and Compagnie Gervais Danone S.A. is c/o Danone S.A., 17 boulevard Haussmann, 75009 Paris, France.

(2) Andy Judd resigned effective August 4, 2023, and is not included in the sum of “all current directors and executive officers”.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

We adopted a written related person transaction policy, effective upon the closing of our IPO, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements, or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Types of transactions covered by this policy include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

Related Person Transactions

The following is a description of transactions since January 1, 2022 to which we have been or are to be a participant, in which the amount exceeds $120,000, and in which any of our directors, executive officers, or beneficial owners of more than 5% of any class of our voting securities, or any immediate family member of or person sharing a household with any of the foregoing persons, had or will have a direct or indirect material interest, other than employment relationships with our executive officers and compensation to our directors.

Agreement with Gabrielle Reece

On October 26, 2022, the Company executed an influencer agreement with Gabrielle Reece, the wife of Mr. Hamilton, our cofounder and Chief Innovator, to provide certain marketing services for a term ending December 31, 2023, and the agreement has been extended into 2024. In connection with these services, during the fiscal year ended December 31, 2023, the Company paid Ms. Reece approximately $213,051.

PROPOSAL NO. 2: APPROVAL OF INCENTIVE PLAN AMENDMENT

Background

The Board is seeking the approval of our stockholders of an amendment to the Incentive Plan, which was adopted by our Board on May 8, 2024, subject to stockholder approval (the “Amendment”).  The Incentive Plan was originally approved by our Board and by our stockholders prior to our IPO. Under the Incentive Plan as originally adopted, we reserved 1,000,000 shares of our common stock for issuance as awards under the Incentive Plan. The Incentive Plan, as originally adopted, also includes an “evergreen” provision whereby the number of shares reserved for issuance under the Incentive Plan automatically increases on January 1st of each year, starting January 1, 2021 and continuing through January 1, 2030, by the lesser of (i) 4% of the aggregate number of shares of common stock on such date; or (ii) an amount determined by the Company. As of May 3, 2024, there were no shares remaining available for future issuance as awards under the Incentive Plan.

On February 22, 2024, the Board had authorized the award of an aggregate of 1,430,500 of stock options to be granted to certain Company employees under the Incentive Plan (the “February Authorization”). The grants under the February Authorization would have exceeded the authorized but unissued shares available in the Incentive Plan by 631,312 shares. As a result of this administrative error, the awards approved under the February Authorization were reduced by 631,500 shares. The Company intends to evaluate whether it is appropriate to issue additional compensation to those employees affected, including the issuance of replacement compensation, which may be granted under the Incentive Plan.

As further described below, the Amendment would further increase the number of shares of common stock available for issuance pursuant to awards under the Incentive Plan by an additional 1,536,742 shares, to a total of 4,000,000 shares of our common stock and extends the evergreen provision for an additional five years.

We believe that operation of the Incentive Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key consultants, and non-employee directors; and to promote the success of our business. The Incentive Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our Incentive Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe there is an insufficient number of shares remaining under our Incentive Plan to meet our current and projected needs. Accordingly, our Board has determined that the Amendment is in the best interest of the Company and its stockholders. We believe that the Amendment, which increases the number of shares of common stock available for issuance pursuant to awards under the Incentive Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

If the Amendment is approved by our stockholders at the Annual Meeting, we intend to execute the Amendment and thereafter to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the additional shares of common stock available for issuance under the Incentive Plan and previously issued shares that have been forfeited and returned to the Incentive Plan, as applicable.

A copy of the Amendment is included as Annex A to this Proxy Statement.  Described below is a summary of certain key provisions of the Incentive Plan, which is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2024.

Summary of the Proposed Amendment

Our Board adopted the Amendment on May 8, 2024, subject to stockholder approval, to increase the number of shares of our common stock available for issuance pursuant to awards under the Incentive Plan by an additional 1,536,742 shares, to a total of 4,000,000 shares of our common stock. In addition, the Amendment extends the term of the Incentive Plan to May 7, 20234 and modifies the Incentive Plan’s evergreen provision, by extending such provision an additional four years so that the last increase pursuant to the evergreen will be made on January 1, 2034, rather than January 1, 2030.

Description of the Incentive Plan

Purpose. The purpose of the Incentive Plan is to provide eligible individuals with an incentive to contribute to our success and to operate and manage our business in a manner that will provide for our long-term growth and profitability and that will benefit our stockholders and other important stakeholders, including our employees and customers. The Incentive Plan is also intended to provide a means of recruiting, rewarding and retaining key personnel. The Incentive Plan provides for the grant of stock options, stock appreciation rights (“SAR”), restricted stock, RSUs, deferred stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards and cash bonus awards.

Share Reserve. Subject to certain adjustments, as of January 1, 2024, the number of shares of our common stock that are reserved for issuance pursuant to awards under the Incentive Plan is 2,463,258 shares. If the Amendment is approved, (i) the total number of shares that may be issued pursuant to awards will be increased by 1,536,742 shares for a total of 4,000,000 shares, and (ii) the evergreen provision will be extended for an additional five years. As a result, the number of shares reserved for issuance under our Incentive Plan will automatically increase on January 1st of each year beginning January 1, 2025 through 2034, by a number equal to 4% of the shares of common stock outstanding on the final day of the prior calendar year or such smaller number of shares as determined by the Company.

If any shares covered by an award granted under the Incentive Plan are not purchased or are forfeited or expire or otherwise terminate without delivery of any shares subject to the award, or are settled in cash in lieu of shares, then the number of shares subject to such award will, to the extent of any such forfeiture, termination, expiration or settlement, again be available for future issuance under the Incentive Plan. In addition, if shares subject to an award are applied to the exercise price or tax withholding obligations related to the award, such shares will again be available for future issuance under the Incentive Plan.

Administration. The Incentive Plan will be administered by our Board or a committee of our Board to which our Board delegates such administration (as applicable, the administrator). Subject to the terms of the Incentive Plan, the administrator has the complete discretion to determine the eligible individuals who are to receive awards under the Incentive Plan, to determine the terms and conditions of awards granted under the Incentive Plan and to make all decisions related to the Incentive Plan and awards granted thereunder. The administrator will also interpret the provisions of the Incentive Plan. Our Board has delegated full authority to administer the Incentive Plan to its Compensation Committee.

Eligibility. All of our employees and the employees of our affiliates are eligible to receive awards under the Incentive Plan. In addition, our non-employee directors, certain consultants and advisors who perform services for us and our affiliates, and any other individual whose participation in the Incentive Plan is determined to be in the best interests of the Company by the Compensation Committee may receive awards under the Incentive Plan. However, only our employees and our subsidiaries are eligible to receive incentive stock options. As of May 3, 2024, we had approximately 28 employees, four consultants, and five non-employee directors.

Stock Options. The Incentive Plan authorizes our Compensation Committee to grant incentive stock options (under Section 422 of the Internal Revenue Code of 1986, as amended, the “Code”) and stock options that do not qualify as incentive stock options, or non-qualified stock options. The maximum number of shares that may be issued under the Incentive Plan pursuant to the exercise of incentive stock options is 3,000,000. The Compensation Committee will determine the exercise price of each stock option, provided that the price must be equal to at least the fair market value of our shares of common stock on the date on which the stock option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our shares of common stock on the date of grant.

The term of a stock option cannot exceed 10 years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. The Compensation Committee will determine at what time or times each stock option may be exercised and the period of time, if any, after death, disability or termination of employment during which stock options may be exercised. Stock options may be made exercisable in installments.

The aggregate fair market value, determined at the time of grant, of our common stock with respect to incentive stock options that are exercisable for the first time by a grantee during any calendar year under all of our stock plans may not exceed $100,000. We will generally treat stock options or portions thereof that exceed such limit as non-qualified stock options.

Stock Appreciation Rights. The Incentive Plan authorizes our Compensation Committee to grant SARs that provide the recipient with the right to receive, upon exercise of the SAR, cash, shares of our common stock or a combination of the two. The amount that the recipient will receive upon exercise of the SAR generally will equal the excess of the fair market value of our common stock on the date of exercise over the shares’ fair market value on the date of grant. SARs will become exercisable in accordance with terms determined by our Compensation Committee. SARs may be granted in tandem with a stock option grant or independently from a stock option grant. The term of a SAR cannot exceed 10 years from the date of grant.

Restricted Stock, Restricted Stock Units and Deferred Stock Units. The Incentive Plan authorizes our Compensation Committee to grant restricted stock, RSUs and deferred stock units. Restricted stock is an award of our common stock on which vesting restrictions are imposed that subject such shares of our common stock to a substantial risk of forfeiture, as defined in Section 83 of the Code. A RSU is an award that represents the right to receive a compensation amount, based on the value of our shares of common stock, if vesting criteria established by the Compensation Committee are met. If the vesting criteria are met, we will settle RSUs in cash, shares of our common stock or a combination of the two. A deferred stock unit is a RSU that may be settled at some point in the future at a time or times consistent with the requirements of Section 409A of the Code.

Subject to the provisions of the Incentive Plan, our Compensation Committee will determine the terms and conditions of each award of restricted stock, RSUs and deferred stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the shares of our common stock subject to the award. A grantee of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends, except to the extent limited by our Compensation Committee. However, all cash dividends declared or paid on shares of restricted stock will not vest or become payable unless and until the shares of restricted stock to which the dividends apply become vested and nonforfeitable. In addition, all stock dividend payments or distributions, if any, received by a grantee with respect to shares of restricted stock as a result of any stock split, stock dividend, combination of stock or other similar transaction will be subject to the same vesting conditions and restrictions as applicable to such underlying shares of restricted stock.

Grantees of RSUs and deferred stock units will have no voting or dividend rights or other rights associated with stock ownership, although our Compensation Committee may award dividend equivalent rights on such units. Dividend equivalent rights granted as a component of another award will not vest or become payable unless and until the award to which the dividend equivalent rights correspond becomes vested and settled.

Dividend Equivalent Rights. The Incentive Plan authorizes our Compensation Committee to grant dividend equivalent rights in connection with the grant of any equity-based award other than stock options and SARs. Dividend equivalent rights entitle the grantee to receive, or to receive credits for the future payment of, cash, shares of our common stock or other property equal in value to dividend payments or distributions declared or paid by us with respect to a number of shares of our common stock specified in such dividend equivalent right (or other award to which such right relates), as if such shares had been issued to and held by the grantee as of the record date of such dividend or distribution. Dividend equivalent rights may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional dividend equivalent rights and may be payable in cash, shares of our common stock or a combination of the two; however, dividend equivalent rights granted as a component of another award which vests or is earned based upon the achievement of performance goals will not vest unless such performance goals for such underlying award are achieved, and if such performance goals are not achieved, such dividend equivalent rights will be forfeit and, to the extent already paid or distributed, must be repaid to the Company.

Other Equity-Based Awards. The Incentive Plan authorizes our Compensation Committee to grant other types of equity-based awards under the Incentive Plan. Other equity-based awards may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals or other vesting conditions, and may be payable in cash, shares of our common stock or a combination thereof. The terms and conditions that apply to other equity-based awards will be determined by our Compensation Committee.

Non-Employee Director Compensation Limitation. The Incentive Plan provides that the aggregate value of all cash compensation, other compensation and awards granted under the Incentive Plan paid by us to any of our non-employee directors in any fiscal year may not exceed $500,000; however, such amount will be $750,000 for the fiscal year in which the effective date of the Incentive Plan occurs or for the fiscal year of the non-employee director’s initial service as a non-employee director. Our Compensation Committee may make exceptions to these limitations for individual non-employee directors in extraordinary circumstances, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

Changes in Capitalization. In the event of a recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in our shares of common stock effected without the receipt of consideration by us, then the number and kind of shares for which grants of options and other awards may be made under the Incentive Plan will be adjusted proportionately and accordingly by our Compensation Committee. In addition, the number and kind of shares for which awards are outstanding, as well as the exercise price of outstanding options and SARs, will be adjusted proportionately and accordingly by our Compensation Committee.

Change in Control. Except as otherwise provided in the applicable award agreement, in another agreement with a grantee, or as otherwise set forth in writing, upon the occurrence of a “change in control” (as defined in the Incentive Plan) in which outstanding awards are not being assumed or continued, the following provisions will apply to the awards: (i) except for performance-based awards, all shares of restricted stock, RSUs, deferred stock units and dividend equivalent rights will be deemed to have vested and any underlying shares of our common stock will be deemed delivered immediately before the change in control; and (ii) at our Compensation Committee’s discretion, either all options and SARs will become exercisable 15 days before the change in control (with any exercise of an option or SAR during such 15 day period to be contingent upon the consummation of the change in control) and terminate upon the change in control to the extent not exercised, or all options, SARs, shares of restricted stock, RSUs, deferred stock units and/or dividend equivalent rights will be canceled and cashed out in connection with the change in control.

In the case of performance-based awards, if less than half of the performance period has lapsed, the award will be treated as though target performance has been achieved. If at least half of the performance period has lapsed, actual performance to date will be determined as of a date reasonably proximal to the date of the consummation of the change in control, as determined by our Compensation Committee in its sole discretion, and that level of performance will be treated as achieved immediately prior to the occurrence of the change in control. If our Compensation Committee determines that actual performance is not determinable, the award will be treated as though target performance has been achieved. Any awards that arise after performance is determined in accordance with this paragraph will be treated as set forth in the preceding paragraph. Other equity-based awards will be governed by the terms of the applicable award agreement.

If we experience a change in control in which outstanding awards will be assumed or continued by the surviving entity, then, except as otherwise provided in the applicable award agreement, in another agreement with a grantee, or as otherwise set forth in writing, upon the occurrence of the change in control, the Incentive Plan and the awards granted under the Incentive Plan will continue in the manner and under the terms so provided in the event of the change in control to the extent that provision is made in writing in connection with such change in control for the assumption or continuation of such awards, or for the substitution for such awards with new awards, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and SARs.

Claw-back; Transferability. All awards, including any proceeds, gain or other economic benefit upon receipt or exercise of any award or the receipt or resale of any shares underlying an award, will be subject to any Company claw-back policy, including the Company’s Incentive Compensation Recoupment Policy filed as Exhibit 97.1 to the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2024, or the applicable award agreement. Except in limited circumstances, awards granted under our Incentive Plan may generally not be transferred in any manner prior to vesting other than by will or by the laws of descent and distribution.

Incentive Plan Amendment and Termination. Our Board may amend, suspend or terminate the Incentive Plan at any time; provided that no amendment, suspension or termination may impair a participant’s rights under outstanding awards without his or her consent. Our stockholders must approve any amendment if such approval is required under applicable law or national securities exchange listing rules. Unless terminated sooner by our Board or extended with stockholder approval, the Incentive Plan will terminate on the tenth anniversary of the effective date.

No Repricing without Stockholder Approval. Except in connection with certain corporate transactions, we may not, without obtaining stockholder approval: (i) amend the terms of outstanding options or SARs to reduce the applicable exercise price; (ii) cancel outstanding options or SARs in exchange for or substitution of options or SARs with an exercise price that is less than the exercise price of the original options or SARs; or (iii) cancel outstanding options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the Incentive Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, RSUs, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an incentive stock option (“ISO”) is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options (as described in more detail below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired upon exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired upon exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.  If the participant disposes of shares acquired upon exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired upon exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired upon exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the option price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the option price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares to recognize ordinary income on the date of transfer of the restricted shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.

Other Awards. In the case of an award of RSUs, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the Incentive Plan, as applicable, is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during that taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017.  This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the Incentive Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

Interests of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the Incentive Plan and, thus, have a personal interest in the approval of the Incentive Plan.

New Plan Benefits

Pursuant to the Non-Employee Director Compensation Program, on May 7, 2024, the Board of Directors approved, subject to stockholder approval of the Amendment, an award of RSUs to be issued under the Incentive Plan to each non-employee director with a grant date fair value of $55,000.

Name and position	Dollar value ($)		Number of RSUs

Jason Vieth	-		-
Chief Executive Officer

Anya Hamill	-		-
Chief Financial Officer

Andy Judd	-		-
Former Chief Operations Officer

Steve Richie	-		-
General Counsel and Secretary

Executive Group	-		-

Non-Executive Director Group	275,000	(1)	100,000	(2)

Non-Executive Officer Employee Group	-		-

(1)	Based on a price per share of $2.75, which represents the closing stock price of our common stock on May 6, 2024.

(2)	RSUs vest in full on the one-year anniversary of the date of grant.

The market value of our common stock is $2.69 per share based on the closing price of our common stock on May 10, 2024.

Vote Required and Board Recommendation

The Incentive Plan Amendment Proposal requires the affirmative vote of the holders of a majority of the votes cast on the matter at the Annual Meeting by holders entitled to vote thereon. Abstentions and broker non-votes will have no effect on the Incentive Plan Amendment Proposal.

The Board recommends that you vote “FOR” the approval of the Incentive Plan Amendment Proposal.

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Moss Adams LLP (“Moss”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2024, and the Board is asking stockholders to ratify this appointment at the Annual Meeting.

Moss has audited our financial statements beginning with the fiscal year 2016. A representative of Moss is expected to attend this year’s Annual Meeting electronically, will have the opportunity to make a statement, if desired, and will be available to respond to appropriate questions. In making its recommendation to the Board to select Moss as our independent registered public accounting firm for 2024, the Audit Committee determined that retention of Moss is in the best interests of us and our stockholders. Information regarding fees billed by Moss for our 2022 and 2023 fiscal years is set forth under “Fees Paid to Independent Registered Public Accounting Firm” below.

Our Bylaws do not require that stockholders ratify the appointment of our independent registered public accounting firm. However, we are seeking ratification because we believe it is a matter of good corporate governance. In the event that stockholders fail to ratify the appointment of Moss, the Audit Committee will reconsider whether to retain Moss, but may ultimately determine to retain Moss as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that it is advisable to do so.

Vote Required and Board Recommendation

The Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the votes cast on the matter at the Annual Meeting by holders entitled to vote thereon. Abstentions and broker non-votes will have no effect on the Auditor Ratification Proposal.

The Board recommends that you vote “FOR” the Auditor Ratification Proposal.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Moss has served as the Company’s independent registered public accounting firm since the beginning of fiscal year 2016.

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the fees that Moss billed us for professional services rendered in 2023 and 2022:

Fee Category	2023	2022
Audit Fees	282,500	269,175
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	282,500	269,175

Audit Fees. Audit Fees include fees for professional services provided by Moss in connection with the audit of our annual consolidated financial statements, review of quarterly consolidated financial statements included in our quarterly reports on Form 10-Q and annual report on Form 10-K, as well as services that are normally provided by Moss in connection with SEC filings, including comfort letters and consents issued in connection with securities offerings, consultations on matters addressed during the audit or interim reviews, and other services normally provided in connection with regulatory filings.

Audit-Related Fees. Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not included above under “Audit Fees.” There were no audit-related fees for 2023 or 2022.

Tax Fees. Tax fees include fees for professional services provided by Moss for tax compliance, tax advice and tax planning. There were no tax fees for 2023 or 2022.

All Other Fees. All other fees include fees for services provided by Moss that are not included in the other fee categories reported above. There were no other service fees for 2023 or 2022.

Audit Committee Pre-Approval Policies and Procedures

The SEC requires that before our independent registered public accounting firm is engaged by us to render any audit or permitted non-audit related service, the engagement be either: (i) approved by our Audit Committee or (ii) entered into pursuant to pre-approval policies and procedures established by the Audit Committee; provided that the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

Moss provides the Audit Committee with information outlining the plan and scope of Moss’s proposed audit services to be performed during the year, which the Audit Committee reviews with Moss and management. The Audit Committee pre-approves all services provided by Moss, including audit services and non-audit services, to assure that they do not impair Moss’s independence. Audit Committee pre-approval requirements are subject to an exception for certain de minimis non-audit services approved by the Audit Committee prior to the completion of an audit. None of the Moss services in 2023 and 2022 were approved by the Audit Committee pursuant to the de minimis exception. To ensure prompt handling of unexpected matters, the Audit Committee has specifically delegated to the Chair of the Audit Committee authority to pre-approve permissible non-audit services, subject to maximum dollar amounts. If the Audit Committee Chair exercises this delegation of authority, he reports the action taken to the Audit Committee at its next regular meeting. All of the above services and fees for 2023 and 2022 were pre-approved by our Audit Committee.

Audit Committee Report

The primary function of the Audit Committee is to oversee our accounting and financial reporting processes and the external audit of our financial statements on behalf of the Board. The Audit Committee operates under a written charter adopted by the Board that satisfies applicable SEC and NYSE American standards and is available in the “Investors – Governance” section of our corporate website, www.lairdsuperfood.com. The Audit Committee reviews the charter and proposes necessary changes to the Board on an annual basis.

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2023 and has discussed with Moss, our independent registered public accounting firm for the fiscal year ended December 31, 2023, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Moss required under the applicable requirements of the PCAOB regarding Moss’s communications with the Audit Committee concerning independence and discussed with Moss its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

In addition to its oversight of our corporate accounting and financial reporting process, the Audit Committee is responsible for the appointment, oversight, evaluation, and retention of our independent registered public accounting firm. In connection with this responsibility, the Audit Committee annually reviews the qualifications, performance, and independence of the independent registered public accounting firm, including the performance of the lead audit partner, and assures the regular rotation of the lead audit partner as required. In doing so, the Audit Committee considers a number of factors including, but not limited to quality of services provided, technical expertise, knowledge of the industry, effective communication, and objectivity. The Audit Committee also considers whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

The Audit Committee has engaged Moss as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and is seeking ratification of such engagement by our stockholders.

AUDIT COMMITTEE

Greg Graves, Chair

Geoffrey T. Barker

Maile Naylor

ADDITIONAL INFORMATION

Availability of Certain Information

A copy of our Annual Report on Form 10-K for the year ended December 31, 2023 has been posted on the Internet along with this Proxy Statement, each of which is accessible by following the instructions in the Notice of Internet Availability of Proxy Materials. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 with the SEC on March 6, 2024. We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, excluding exhibits. Please send a written request to: Chief Financial Officer, Laird Superfood, Inc., 5303 Spine Road, Suite 204, Boulder, Colorado 80301.

Other Matters

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the Proxy Card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the Proxy Card to vote in accordance with their best judgment on any such matter.

Stockholder Proposals and Nominations to be Included in Next Year’s Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may submit proposals for inclusion in our proxy statement for the 2025 Annual Meeting (the “2025 Proxy Statement”). For a proposal to be considered for inclusion in the 2025 Proxy Statement, the stockholder must satisfy the following requirements:

●

the proposal must be submitted in writing to our Corporate Secretary at Laird Superfood, Inc., 5303 Spine Road, Suite 204, Boulder, Colorado, 80301, and must be received no later than 120 days before the anniversary date of the distribution of this Proxy Statement (i.e., January 17, 2025); provided, however, that if our 2025 Annual Meeting of Stockholders is held more than 30 days before or 30 days after the one year anniversary of our 2024 Annual Meeting we will announce a new required receipt date

Stockholders wishing to include director nominees in the Company’s proxy card for the 2025 Annual Meeting must provide written notice to our Corporate Secretary between February 27, 2025 and March 29, 2025, with all the names of the director nominees for whom such stockholder intends to solicit proxies. The notice must also meet all the requirements set forth in Rule 14a-19(b) under the Exchange Act.

Holders of common stock who wish to have proposals submitted for inclusion in the 2025 Proxy Statement should consult the applicable rules and regulations of the SEC with respect to such proposals, including certain information required to be in the proposal, the permissible number and length of proposals and other matters governed by such rules and regulations, and should also consult our Bylaws.

Other Stockholder Proposals and Nominations for Next Year’s Annual Meeting

For stockholders who wish to present a proposal or nomination before our 2025 Annual Meeting, but do not intend to have their proposal included in the 2025 Proxy Statement, our Bylaws also provide for notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting other than those to be included in the 2025 Proxy Statement. To be considered timely under these provisions, the stockholder’s notice must be received by the Corporate Secretary at our principal executive offices at the address set forth above between February 27, 2025 and March 29, 2025; provided, however, that if the 2025 Annual Meeting date is held more than 30 days before or more than 60 days after the one year anniversary of our 2024 Annual Meeting, then stockholders must provide notice within other time periods specified in our Bylaws. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

ANNEX A

FORM OF FIRST AMENDMENT TO THE
LAIRD SUPERFOOD, INC. 2020 OMNIBUS INCENTIVE PLAN

This FIRST AMENDMENT TO LAIRD SUPERFOOD, INC. 2020 OMNIBUS INCENTIVE PLAN (this “Amendment”), effective as of ___, 2024, is made and entered into by Laird Superfood, Inc. a Nevada corporation (the “Company”).  Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Laird Superfood, Inc. 2020 Omnibus Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Section 5.2 of the Plan provides that the Board may amend the Plan at any time and from time to time; and

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Section 4.1 of the Plan, by an additional 1,536,742 shares of Common Stock; and

WHEREAS, the Board desires to amend the Plan to extend the term of the Plan, as set forth in Section 5.1 of the Plan.

NOW, THEREFORE, in accordance with Section 5.2 of the Plan, the Company hereby amends the Plan as follows:

1.         Section 4.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4.1:

4.1          Number of Shares of Stock Available for Awards.

Subject to adjustment pursuant to Article 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be the sum of (a) 4,000,000 shares of Stock, and (b) an annual increase on the first day of each calendar year beginning January 1, 2025 and ending on and including January 1, 2034, equal to the lesser of (i) 4% of the aggregate number of shares of Stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of Stock as is determined by the Company (collectively the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and 3,000,000 of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.

2.             Section 5.1 of the Plan is hereby amended by deleting the third full sentence of said Section in its entirety and substituting in lieu thereof, the following new sentence:

The Plan shall terminate on the first to occur of (a) May 7, 2034, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 16.3; provided, however, that Incentive Stock Options may not be granted under the Plan after May 8, 2034.

3.             This Amendment shall be effective on the date first set forth above.

4.             Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

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Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

LAIRD SUPERFOOD, INC.

By:

Name:

Title:

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LAIRD SUPERFOOD.

LAIRD SUPERFOOD, INC.
5303 SPINE ROAD, SUITE 204
BOULDER, CO 80301

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 26, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LSF2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 26, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51628-P14046 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LAIRD SUPERFOOD, INC.

The Board of Directors recommends you vote FOR each of the Nominees in Proposal 1.

1. Election of Directors

Nominees:	For	Withhold
1a. Geoffrey T. Barker	☐	☐
1b. Maile Naylor	☐	☐
1c. Patrick Gaston	☐	☐
1d. Gregory Graves	☐	☐
1e. Laird Hamilton	☐	☐
1f. Grant LaMontagne	☐	☐
1g. Jason Vieth	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3.	For	Against	Abstain
2. Approval of the First Amendment to the Laird Superfood, Inc. 2020 Omnibus Incentive Plan.	☐	☐	☐
3. Ratification of the appointment of Moss Adams LLP as the independent registered public accounting firm.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the named proxies in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

This communication presents only an overview of the more complete proxy materials. We encourage you to review all of the important information contained in the proxy materials before voting.

V51629-P14046

LAIRD SUPERFOOD, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
JUNE 27, 2024

The stockholder(s) hereby appoint(s) Jason Vieth, Steve Richie and Anya Hamill, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Laird Superfood, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time on June 27, 2024, via live web cast at www.virtualshareholdermeeting.com/LSF2024, and any adjournment or postponement thereof.

In their discretion, Jason Vieth, Steve Richie and Anya Hamill, or any of them, are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE